                                                                    Exhibit 10.f
                                                                    ------------

                         EXECUTIVE COMPENSATION PROGRAM
                          Benefits/Perquisites Summary
                                 Impact Level 1



================================================================================
Benefits/Perquisites                         Program Description
- --------------------------------------------------------------------------------
Auto Parking                 Company paid parking is provided at a facility
                             near the executive's office location.
- --------------------------------------------------------------------------------
Business Travel              Executives may travel business class if the flight
                             is greater than three hours.  If business class is
                             not available, the executive must travel coach.
                             First class travel is not permitted.
- --------------------------------------------------------------------------------
Chauffeur Service            Pool drivers are available for business purposes
                             only.
- --------------------------------------------------------------------------------
Club Memberships             Available to executives on a business need basis.
                             Company pays all initiation fees for luncheon and country clubs in addition to 100% of the monthly luncheon club dues and 50% of the monthly country club dues.

                             Note:  The Company will not maintain a membership
                             in any club that discriminates in its membership
                             or guest policies on the basis of race, religion,
                             sex, age, national origin, sexual orientation,
                             handicap, or veteran status.
- --------------------------------------------------------------------------------
Executive Financial          Option A:  Utilizing a financial planner of their
 Counseling                  choice, executives are eligible for a one-time
                             comprehensive initial financial plan of $6,000 and an annual allowance of $2,500 for follow-up services for personal income tax preparation, investment and estate planning, as well as other related financial planning services as appropriate.

                             Option B: Each executive is assigned their own financial planner from The Ayco Corporation--providing an all-encompassing financial counseling program to include income tax planning and preparation, investment planning, estate planning, etc. A one time $3,000 allowance will also be provided for estate planning documentation, e.g., preparation of a will. Company paid cost of the program is $15,000 per participant for the first year and approximately $9,000 each year thereafter.

                             With both options, all reimbursed costs will be considered imputed income for purposes of W-2 earnings and will be grossed up to help compensate for associated income taxes.
- --------------------------------------------------------------------------------
Vacation Executives do not have accrued annual vacation entitlement. They may schedule paid time off as appropriate.
================================================================================

                         EXECUTIVE COMPENSATION PROGRAM
                          Benefits/Perquisites Summary
                           Impact Level 1, continued


================================================================================
Benefits/Perquisites                          Program Description
- --------------------------------------------------------------------------------
Senior Management Incentive     Annual discretionary bonus program.  Total cash
 Plan  (SMIP)                   compensation targets are pre-established and
                                awards are drawn from an incentive award pool
                                based upon the Corporation's overall
                                performance.  Bonus is based upon 50% corporate
                                performance and 50% business/individual results.
- --------------------------------------------------------------------------------
1992 Management Stock Plan      Provides for discretionary grants of stock
                                options and restricted stock--to recognize
                                current contribution and future potential
                                contribution to the Bank.
- --------------------------------------------------------------------------------
Health/Life/Long Term           The Company contributes toward the cost of
 Disability                     medical, dental, employee life insurance,
                                accidental death and dismemberment insurance,
                                and long term disability coverage.
- --------------------------------------------------------------------------------
RETIREMENT PROGRAM
- --------------------------------------------------------------------------------
 BankAmeraccount                Defined benefit (cash balance) pension plan.
 ---------------
- --------------------------------------------------------------------------------
 BankAmerishare                 401(k) plan with matching employer
 --------------                 contributions.
- --------------------------------------------------------------------------------
 Supplemental Plan              Provides for Company match and pension accruals
 -----------------              on qualified earnings in excess of IRS limits
                                ($150,000).
- --------------------------------------------------------------------------------
 BAC Deferred Compensation      Option to defer from 5% - 75% of base salary
 -------------------------      and 0% - 100% of bonus.  Deferred amounts are
  Plan                          not subject to income tax withholding, but are
  ----                          subject to applicable employment taxes (FICA,
(Not available to               Medicare, SDI, etc.)
 International Assignees)
================================================================================

This chart is a brief summary of the perquisites and benefits currently made available to executives. The Company reserves the right to change or end any perquisite or benefit at any time. Please contact your Human Resource Officer for additional information on the above perquisites described above. Also, see Your Employee Handbook and any appendices for further information about health,
- ----------------------
life insurance, Long Term Disability and the Retirement Program.

                        EXECUTIVE COMPENSATION PROGRAM
                          Benefits/Perquisites Summary
                              Impact Levels 2 & 3



================================================================================
Benefits/Perquisites                         Program Description
- --------------------------------------------------------------------------------
Auto Parking                 (Prerequisite:  SVP+ title)  Company paid parking
                             is provided at a facility near the executive's
                             office location.
- --------------------------------------------------------------------------------
Business Travel              (Prerequisite:  SVP+ title)  Executives may travel
                             business class if the flight is greater than three
                             hours.  If business class is not available, the
                             executive must travel coach.  First class travel
                             is not permitted.
- --------------------------------------------------------------------------------
Chauffeur Service            Pool drivers are available for business purposes
                             only.
- --------------------------------------------------------------------------------
Club Memberships             Available to executives on a business need basis.
                             Company pays all initiation fees for luncheon and country clubs in addition to 100% of the monthly luncheon club dues and 50% of the monthly country club dues.

                             Note:  The Company will not maintain a membership
                             in any club that discriminates in its membership
                             or guest policies on the basis of race, religion,
                             sex, age, national origin, sexual orientation,
                             handicap, or veteran status.
- --------------------------------------------------------------------------------
Executive Financial          (Prerequisite:  Age 55+)  Utilizing a financial
 Counseling                  planner of their choice, executives are eligible
                             for a one-time comprehensive initial financial
                             plan ($6,000) and an annual allowance of $2,500
                             for personal income tax preparation, investment
                             and estate planning, as well as other related
                             financial planning services as appropriate.
- --------------------------------------------------------------------------------
Vacation                     Executives do not have an accrued annual vacation
                             entitlement.  They may schedule paid time off as
                             appropriate.
- --------------------------------------------------------------------------------
Incentive Plan (Bonus)       IL2 executives may participate in either the
                             Senior Management Incentive Program (SMIP) or a
                             business specific plan, if appropriate.  IL3
                             executives participate in the Annual Management
                             Incentive Program (AMIP) or in a business-specific
                             plan.  SMIP and AMIP participants may have, at the
                             discretion of the Vice Chair, a portion of their
                             annual bonus tied to corporate performance.
- --------------------------------------------------------------------------------
1992 Management Stock Plan   Provides for discretionary grants of stock options
                             and restricted stock--to recognize current
                             contribution and future potential contribution to
                             the Bank.
================================================================================

                        EXECUTIVE COMPENSATION PROGRAM
                         Benefits/Perquisites Summary
                        Impact Levels 2 & 3, continued


================================================================================
Benefits/Perquisites                          Program Description
- --------------------------------------------------------------------------------
Health/Life/Long Term           The Company contributes toward the cost of
 Disability                     medical, dental, employee life insurance,
                                accidental death and dismemberment insurance,
                                and long term disability coverage.
- --------------------------------------------------------------------------------
RETIREMENT PROGRAM
- --------------------------------------------------------------------------------
 BankAmeraccount                Defined benefit (cash balance) pension plan.
- ----------------
- --------------------------------------------------------------------------------
 BankAmerishare                 401(k) plan with matching employer
- ---------------                 contributions.
- --------------------------------------------------------------------------------
 Supplemental Plan              Provides for Company match and pension accruals
- ------------------              on qualified earnings in excess of IRS limits
                                ($150,000).
- --------------------------------------------------------------------------------
 Deferred Compensation Program  Option to defer from 5% - 75% of base salary
- ------------------------------  and 0% - 100% of bonus.  Deferred amounts not subject to income tax withholding, but are
                                subject to employment taxes.
================================================================================




This chart is a brief summary of the perquisites and benefits currently made available to executives. The Company reserves the right to change or end any perquisite or benefit at any time. Please contact your Human Resource Officer for additional information on the above perquisites described above. Also, see Your Employee Handbook and any appendices for further information about health,
- ----------------------
life insurance, Long Term Disability and the Retirement Program.